                                                                    Exhibit 24.1
                               POWER OF ATTORNEY
   For Executing Form ID, Forms 3, 4 and 5, Form 144 and Schedules 13D and 13G

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Megan Cordle, Anita Stair, Mindy Kerber and Brian Cantrell,
signing singly, the undersigned's true and lawful attorney-in-fact to:

         (1)      prepare, execute in the undersigned's name and on the
                  undersigned's behalf, and submit to the Securities and
                  Exchange Commission a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make
                  electronic filings with the Securities and Exchange Commission of reports required by Section 16(a) and Section 13(d) and
                  13(g) of the Securities Exchange Act of 1934 or any rule or regulation of the Securities and Exchange Commission;

         (2)      execute for and on behalf of the undersigned (a) Forms 3, 4 and 5 (including amendments thereto and joint filing
                  agreements in connection therewith) in accordance with Section
                  16(a) of the Securities Exchange Act of 1934 and the rules thereunder, (b) Form 144 and (c) Schedules 13D and 13G
                  (including amendments thereto and joint filing agreements in connection therewith) in accordance with Sections 13(d) and
                  13(g) of the Securities Exchange Act of 1934 and the rules thereunder;

         (3)      do and perform any and all acts for and on behalf of the
                  undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5, Form 144 or Schedule 13D or
                  13G (including amendments thereto and joint filing agreements in connection therewith) and timely file such Forms or
                  Schedules with the Securities and Exchange Commission and any stock exchange, self-regulatory association or any other
                  authority; and

         (4)      take any other action of any type whatsoever in connection with the foregoing that, in the opinion of each such
                  attorney-in-fact, may be of benefit to, in the best interest of, or legally required of the undersigned, it being
                  understood that the documents executed by the attorney-in-fact on behalf of the undersigned pursuant to this Power of
                  Attorney shall be in such form and shall contain such terms and conditions as the attorney-in-fact may approve in the
                  attorney-in-fact's discretion.

         The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that the attorney-in-fact, or the attorney-in-facts substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, and their substitutes, in serving in such capacity at the request of the undersigned, are not assuming (nor is Alliance Holdings GP, L.P. assuming) any of the undersigned's responsibilities to comply with Section 16, Section 13(d)
or Section 13(g) of the Securities Exchange Act of 1934.

         The undersigned agrees that each such attorney-in-fact may rely entirely on information furnished orally or in writing by the undersigned to the attorney-in-fact. The undersigned also agrees to indemnify and hold harmless
Alliance Holdings GP, L.P. and each such attorney-in-fact against any losses, claims, damages or liabilities (or actions in these respects) that arise out of or are based upon any untrue statements or omissions of necessary facts in the information provided by the undersigned to such attorney-in-fact for purposes of executing, acknowledging, delivering or filing Form 3, 4 or 5, Form 144 or
Schedule 13D or 13G (including amendments thereto and joint filing agreements in connection therewith) and agrees to reimburse Alliance Holdings GP, L.P. and the attorney-in-fact on demand for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action.

         This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5, Form 144 and
Schedules 13D and 13G (including amendments thereto and joint filing agreements in connection therewith) with respect to the undersigned's holdings of and transactions in securities issued by Alliance Holdings GP, L.P., unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact. This Power of Attorney does not revoke any other power of attorney that the undersigned has previously granted.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date written below.

                                        /s/ Alan B. Smith
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                                        Signature

                                        Alan B. Smith
                                        ----------------------------------------
                                        Printed Name

                                        2/1/07
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                                        Date